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                                                                    EXHIBIT 99.2

                                  CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of Thinkpath Inc. (the "Company") hereby certifies that to the best of my knowledge:

           (a) The Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report"), to which this certification is attached as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Kelly Hankinson
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Kelly Hankinson
Chief Financial Officer



November 19, 2002
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